UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund
SEMI-ANNUAL REPORT
DECEMBER 31, 2009

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

27	The Olstein Strategic Opportunities Fund

46	Combined Notes to Financial Statements

56	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

12	Expense Example

14	Schedule of Investments

20	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

24	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR SHAREHOLDERS:

A STOCK PICKER’S MARKET – NON U.S. REVENUE
AND FREE CASH FLOW IS OUR THEME

We are pleased to report that Class C shares of the Olstein All Cap Value Fund provided a return of 37.01% for calendar year 2009, outperforming the S&P 500® Index by 10.55% (which had a total return of 26.46%) and the Russell 3000® Index by 8.67% (which had a return of 28.34% over the same time period).  For the first six months of fiscal 2010, (ended December 31, 2009) Class C shares of the Fund had a return of 25.38%, outperforming the S&P 500® Index which had a return of 22.59% and the Russell 3000® Index which had a return of 23.17% during the same time period.

FACTORS CONTRIBUTING TO
THE 2009 OUTPERFORMANCE

For the calendar year ended December 31, 2009, several factors contributed to the Fund’s outperformance of its benchmark including, overweight allocations to the Health Care, Information Technology and Consumer Discretionary sec

The performance data quoted represents past performance and does not guarantee future results. The above information pertains to the Olstein All Cap Value Fund’s Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/09, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 3.52%, -2.64%, and 36.01%, respectively. Per the Fund’s 10/31/09 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.33%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value. Olstein Capital Management, L.P. – Distributor Member FINRA

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tors combined with underweight allocations to the Energy and Financials sectors.  Stock selection within the Industrials sector was the biggest positive contributor to outperformance versus the S&P 500® Index, while stock selection within the Health Care and Consumer Discretionary sectors also contributed to the Fund’s outperformance during the one year period.  Conversely, the biggest detractor from relative performance during calendar year 2009 was stock selection within the Financials sector.

While stock selection within the Consumer Discretionary sector was the largest contributor to the Fund’s outperformance for the six-month reporting period ended December 31, 2009, the Fund’s overweight allocations to the Consumer Discretionary and Industrials sectors combined with an underweight allocation to the Energy sector were also significant contributors to outperformance.  Stock selection within the Information Technology sector and the Fund’s underweight position in the Materials sector were the biggest detractors from performance during the six month reporting period.

Stocks that contributed positively to performance for the reporting period included Intuitive Surgical, American Express Company, Ingersoll-Rand, Korn-Ferry International, and Brinker International.  Laggards during the reporting period included Jack in the Box, Inc., NCR Corp., Steris Corp., Boston Scientific and Quanta Services.

PORTFOLIO ACTIVITY

During the six-month reporting period ended December 31, 2009, the Fund increased its number of holdings from seventy-one on June 30, 2009 to seventy-six at year end, while maintaining most of its portfolio sector allocations.  The Fund slightly reduced its allocation to the Consumer Discretionary and Health Care sectors while slightly increasing its exposure to the Consumer Staples, Financials, Industrials, and Materials sectors.

Over the course of the reporting period the Fund initiated positions in 13 companies and strategically added to positions in another 22 companies.  Over the same time period, the Fund eliminated its holdings in 8 companies and decreased its holdings in another 4 companies.  We eliminated or reduced positions over the reporting period for two primary reasons:  as a result of changing conditions or new information that, in our opinion, resulted in additional risk and/or reduced appreciation potential or specific holdings reached our valuation levels.

MARKET OUTLOOK – A STOCK PICKER’S
MARKET FOR THE FORESEEABLE FUTURE

As stability and/or early signs of recovery unfolded in global markets during the second half of 2009, institutional equity investors began to adopt cautious

THE OLSTEIN ALL CAP VALUE FUND

optimism by spending some of their cash, which resulted in significantly improved market performance off the low of March 9, 2009. Yet despite this rebound, many investors (especially individuals) remain nervous about the prospect of slower economic growth, and continue hoarding their money in short-term U.S. Treasuries and money market funds leading the general public and press to conclude that there is a damper on future equity market returns. Questions about the strength and pace of economic recovery are likely to dominate the first half of 2010 as investors seek objective proof that we have permanently turned the corner before committing safe short-term funds to equities driving positive market returns.

Like many investors, we have seen two schools of thought dominate most of the 2010 market outlook discussion. The more constrained school of thought, often referred to as the “new normal”, predicts a prolonged period of subdued single-digit annual returns for U.S. equity markets, rooted in a slow economic recovery constrained by historically high levels of unemployment. Conversely, there is a more optimistic school of thought that predicts a faster and more vigorous recovery driven, in large part, by pent-up demand, depleted inventories and over-extended replacement cycles. While we recognize merit in both of these scenarios, we believe a singular emphasis on either argument fails to provide the necessary focus for developing an optimal portfolio strategy in 2010.

While both of these schools of thought rely heavily on the presence or absence of bullish sentiment to drive or restrain overall market growth, we continue to focus on how individual companies have adapted their expectations and operations to unfavorable market conditions and how they have managed their assets during the downturn.  This information helps us evaluate whether a company has increased the probability of delivering future earnings to investors.  It is our opinion that companies that have discernible balance sheet strength, operating flexibility, a sustainable competitive advantage and management teams who weigh cost of capital versus potential returns on investment before making decisions, have a higher probability of outperforming when the economic recovery takes hold.  Another important factor we look for in potential stock market leading companies is a history of developing free cash flow to create shareholder value.

NON–U.S. REVENUE AND/OR
CONSISTENT FREE CASH FLOW IS OUR
THEME FOR FUTURE MARKET LEADERS

While pundits and forecasters may argue about the speed and strength of economic recovery in the United States in 2010, we believe two other factors are likely to take center stage this year.  First, it is our opinion that portfolios emphasizing companies having material non-U.S. revenue sources have a

THE OLSTEIN ALL CAP VALUE FUND

higher probability of growing earnings faster than pure domestic companies.  Second, we believe that valuations in 2010 and future years will be based on demonstrable free cash flow, rather than unrealistic expectations of future growth prospects.

Our prior letters described that immediately following the collapse of Lehman Brothers in September 2008, we drastically reshaped the Fund’s portfolio and were able to buy at favorable prices many core positions in high quality, strongly capitalized companies (e.g. Microsoft, Coca Cola, Kimberly Clark, Intel, etc.) with wide moat business models and long histories of success and integrity. At the time we acquired these high quality companies with extremely liquid balance sheets, they were selling at unprecedented low multiples of free cash flow, and in certain cases, were selling at prices that were lower than a decade prior.

We not only believe in the defensive posture of such well-capitalized companies, but also believe that their extensive global operations should provide an additional edge to future earnings growth going forward.  Our forecast is that non-U.S. economic growth may exceed U.S. GDP growth in 2010 and future years.  As of December 31, 2009, twenty four companies, representing 30% of the Fund’s total equity investments, have a market capitalization greater than $25 billion. For these twenty four companies, non-U.S. revenues range from 10% to 94% of total revenues with a collective average of 52% of company revenues derived from non-U.S. operations. For companies with extensive global operations, corporate profit growth could well exceed U.S. GDP growth, especially if significant earnings come from economies that have weathered the downturn well and are likely to bounce back stronger and faster than the U.S. economy.

VALUING FREE CASH FLOW INSTEAD OF
“GROWTH PROSPECTS AND REPORTED EARNINGS”

As previously stated, in addition to the growth potential of mega- and large-cap U.S. companies with global operations, we also believe that as the economic recovery unfolds in 2010, a company’s ability to deliver sustainable free cash flow will drive its stock price instead of speculation about its growth prospects.  While P/E multiple expansion accounted for a significant portion of equity returns during the last bull market, we believe that dividends and stable free cash flow are likely to account for the bulk of stock market returns for the foreseeable future.  We expect strong, well-run companies will experience more modest earnings growth than in the past. We expect stock market leaders to experience growth rates of 3% to 5% per year versus the 10% to 15% growth rates that investors sought during the previous bull markets.  Although lower growth rates going forward may reduce past price earnings

THE OLSTEIN ALL CAP VALUE FUND

ratios, we believe companies that can grow yearly cash flow at 3% to 5% growth rates are going to be the market leaders. The growth companies going forward are going to sell at lower multiples than the 20+ multiples experienced in recent bull markets as a result of the lower growth rates we are predicting. However, once the market adjusts and sorts out the new leaders, price earnings ratios of these new low growth companies should expand from the current 15 times multiples to the 17-18 range.  The sector bets of the 2003-2007 bull market are going to be replaced by sustainable low growth free cash flow companies with solid balance sheets.  Investors who pay fully-valued prices for established companies expecting double digit growth rates could be disappointed in their future returns.

As John Bogle commented in an op-ed that recently appeared in The Wall Street Journal (January 19, 2010), over the past thirty years “the folly of short-term speculation has replaced the wisdom of long-term investing as the star of capitalism. A ‘rent-a-stock’ system has replaced the earlier ‘own-a-stock’ system. The result – the momentary illusion of the price of a stock took center stage, replacing the enduring reality of the company’s intrinsic value – the discounted value of its future cash flow.” An important tenet of our investment philosophy is the belief that companies that produce excess cash flow after capital expenditures and working capital needs are the companies that build meaningful shareholder value over time by either delivering that free cash flow to investors in the form of dividends or by intelligently re-investing free cash flow into the business to increase the value of shareholder’s equity.  We believe that when the reality of the 2010 economic recovery takes hold, investors should place a greater emphasis on analyzing how a company’s operations generate sustainable free cash flow; and determining how much of that free cash flow is, or might be, available to investors.

We believe that in 2010, the market should also start to differentiate between companies whose reported earnings per share (under GAAP) deviate materially from free cash flow.  In the previously quoted Wall Street Journal op-ed piece by John Bogle, he quoted the late Robert Bartley: “true profits are represented by cash – a fact- rather than reported profit – an opinion”.

We believe the market will reward those companies who utilize their free cash flow to intelligently reward its investors.

FINDING VALUE IN LESS RECOGNIZED
COMPANIES WITH SOUND FINANCES

As we have reported previously, following the sharp market declines experienced at the end of 2008 and during the first couple of months in 2009, in addition to buying more mature, well-established large capitalization companies, we began to sift through the carnage of the market meltdown (with an

THE OLSTEIN ALL CAP VALUE FUND

eye toward an eventual recovery) and undertook an intensive forensic analysis of the financial statements of a wide range of less-mature, often less-recognized companies. We began to identify companies with significant appreciation potential, rooted in stewardship by conservative management teams who have led their respective companies through the recent financial crisis by prioritizing balance sheet flexibility. In addition to balance sheet strength, we sought to identify operating businesses with normalized free cash flow potential that we believed was not recognized or properly valued by the market.

We were also able to identify companies with deviations between current reported earnings (under accrual accounting) and free cash flow. These deviations are not readily apparent to the broader market and resulted in stock prices well below our valuations of these companies. To summarize, during the last quarter of 2008 and the first quarter of 2009, we were able to purchase mid-size companies with stock prices that, in our opinion, have been battered, yet possessed underappreciated or hidden earnings; balance sheets and operations that have weathered the storm very well; and/or non-recurring factors that indicate current unfavorable conditions are, indeed, temporary (too much debt, inventories too high, increased reserves, etc). We believe when it becomes apparent that the above factors are being overlooked, the stocks of these undervalued companies should provide the potential for above average appreciation. Examples of companies falling into this category include Cintas, Dr. Pepper and Carefusion.

CONCLUSION

As value investors, we believe in having a long-term perspective in an environment that is maniacally focused on short-term news and events.  We believe our long-term horizon, when combined with our emphasis on forensic analysis of financial statements, should increase the probability of achieving the Fund’s primary investment objective of long-term capital appreciation as the economic recovery unfolds and accelerates.  We appreciate your trust and remind you that our money is invested alongside yours. We wish you a happy, healthy and prosperous 2010.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chief Investment Officer	Co-Portfolio Manager
Head Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details”).

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	12/31/02	28,529
9/30/95	10,010	3/31/03	26,226
12/31/95	10,261	6/30/03	31,448
3/31/96	10,882	9/30/03	33,797
6/30/96	11,462	12/31/03	38,853
9/30/96	11,713	3/31/04	40,870
12/31/96	12,760	6/30/04	41,297
3/31/97	13,327	9/30/04	39,043
6/30/97	14,602	12/31/04	43,146
9/30/97	17,250	3/31/05	42,640
12/31/97	17,205	6/30/05	42,302
3/31/98	19,851	9/30/05	43,749
6/30/98	18,468	12/31/05	44,350
9/30/98	15,499	3/31/06	46,566
12/31/98	19,788	6/30/06	44,242
3/31/99	20,717	9/30/06	46,836
6/30/99	25,365	12/31/06	50,755
9/30/99	23,675	3/31/07	51,862
12/31/99	26,692	6/30/07	55,536
3/31/00	28,170	9/30/07	53,029
6/30/00	28,899	12/31/07	49,012
9/30/00	30,596	3/31/08	42,447
12/31/00	30,142	6/30/08	40,189
3/31/01	30,207	9/30/08	38,452
6/30/01	36,192	12/31/08	27,545
9/30/01	28,213	3/31/09	24,767
12/31/01	35,340	6/30/09	30,102
3/31/02	38,259	9/30/09	35,797
6/30/02	33,797	12/31/09	37,898
9/30/02	25,870

Details
The performance data quoted represents past performance and does not guarantee future results.  The above chart pertains to the Olstein All Cap Value Fund’s Class C shares, and assumes no redemptions.  The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase.  The Olstein All Cap Value Fund’s Class

THE OLSTEIN ALL CAP VALUE FUND

C average annual return for the ten-year, five-year, and one-year periods ended 12/31/09, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 3.52%, -2.64%, and 36.01%, respectively.  Per the Fund’s 10/31/09 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.33%.  Performance and expense ratio for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The Russell® 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization and represents approximately 98% of the investable U.S. equity market.  Investors cannot actually make investments in either index.

There is no assurance that dividends will continue and dividend yields are subject to fluctuation.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 14.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of December 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 – December 31, 2009.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/09	12/31/09	7/1/09 – 12/31/2009
Actual
Class C	$1,000.00	$1,253.80	$13.24
Adviser Class	$1,000.00	$1,258.40	$ 8.99

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.46	$11.82
Adviser Class	$1,000.00	$1,017.24	$ 8.03

*
Expenses are equal to the Fund’s annualized expense ratio of 2.33% and 1.58% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2009

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2009 (Unaudited)

COMMON STOCKS – 95.0%
AIR FREIGHT & LOGISTICS – 0.7%	Shares	Value
FedEx Corp.	51,000	$4,255,950
BEVERAGES – 4.2%
The Coca-Cola Company	130,000	7,410,000
Dr Pepper Snapple Group, Inc.	352,000	9,961,600
Molson Coors Brewing Company – Class B	186,000	8,399,760
		25,771,360
BIOTECHNOLOGY – 2.3%
Charles River Laboratories International, Inc. (a)	247,000	8,321,430
Life Technologies Corporation (a)	117,000	6,110,910
		14,432,340
BUSINESS SERVICES – 1.5%
Hewitt Associates, Inc. – Class A (a)	213,300	9,014,058
CAPITAL MARKETS – 3.2%
BlackRock, Inc.	20,000	4,644,000
The Charles Schwab Corporation	277,000	5,213,140
Legg Mason, Inc.	330,000	9,952,800
		19,809,940
CHEMICALS – 1.3%
E. I. du Pont de Nemours & Company	240,000	8,080,800
COMMERCIAL SERVICES & SUPPLIES – 2.9%
Cintas	354,000	9,221,700
Korn/Ferry International (a)	195,000	3,217,500
Pitney Bowes Inc.	252,900	5,756,004
		18,195,204
COMMUNICATIONS EQUIPMENT – 4.0%
Cisco Systems, Inc. (a)	267,700	6,408,738
CommScope, Inc. (a)	355,000	9,418,150
Motorola, Inc.	670,300	5,201,528
QUALCOMM Incorporated	80,000	3,700,800
		24,729,216

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.0% – continued
COMPUTERS & PERIPHERALS – 5.6%	Shares	Value
Dell Inc. (a)	690,000	$9,908,400
Hewlett-Packard Company	210,000	10,817,100
International Business Machines Corporation (IBM)	36,200	4,738,580
NCR Corporation (a)	830,000	9,237,900
		34,701,980
CONSTRUCTION & ENGINEERING – 0.9%
Quanta Services, Inc. (a)	253,000	5,272,520
CONSUMER FINANCE – 2.1%
American Express Company	153,000	6,199,560
Equifax Inc.	220,000	6,795,800
		12,995,360
CONTAINERS & PACKAGING – 1.7%
Sealed Air Corporation	238,000	5,202,680
Sonoco Products Company	189,000	5,528,250
		10,730,930
DIVERSIFIED FINANCIAL SERVICES – 2.5%
AllianceBernstein Holding LP	559,000	15,707,900
ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.3%
Agilent Technologies, Inc. (a)	217,000	6,742,190
Thermo Fisher Scientific, Inc. (a)	162,000	7,725,780
		14,467,970
FOOD & STAPLES RETAILING – 1.5%
Sysco Corporation	320,000	8,940,800
HEALTH CARE EQUIPMENT & SUPPLIES – 10.4%
Becton, Dickinson and Company	105,000	8,280,300
Boston Scientific Corporation (a)	1,161,000	10,449,000
CareFusion Corporation (a)	125,000	3,126,250
Covidien PLC (b)	170,000	8,141,300
DENTSPLY International Inc.	165,000	5,803,050
Hospira, Inc. (a)	130,000	6,630,000
Stryker Corporation	207,000	10,426,590
Varian Medical Systems, Inc. (a)	75,700	3,546,545

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.0% – continued
HEALTH CARE EQUIPMENT & SUPPLIES – 10.4% – continued	Shares	Value
Zimmer Holdings, Inc. (a)	132,000	$7,802,520
		64,205,555
HEALTH CARE PRODUCTS – 1.0%
Johnson & Johnson	95,000	6,118,950
HEALTH CARE PROVIDERS & SERVICES – 0.9%
Quest Diagnostics Incorporated	92,600	5,591,188
HOUSEHOLD DURABLES – 2.2%
Harman International Industries, Incorporated	203,000	7,161,840
Snap-on, Incorporated	150,000	6,339,000
		13,500,840
HOUSEHOLD PRODUCTS – 2.2%
Kimberly-Clark Corporation	121,900	7,766,249
The Procter & Gamble Company	100,000	6,063,000
		13,829,249
INDUSTRIAL CONGLOMERATES – 3.8%
3M Co.	78,000	6,448,260
Teleflex Incorporated	170,000	9,161,300
Tyco International Ltd. (b)	218,000	7,778,240
		23,387,800
INSURANCE – 3.9%
The Chubb Corporation	162,000	7,967,160
Hanover Insurance Group Inc.	137,900	6,126,897
W. R. Berkley Corporation	417,500	10,287,200
		24,381,257
IT SERVICES – 1.2%
Accenture PLC – Class A (b)	179,100	7,432,650
MACHINERY – 4.1%
Cummins Inc.	93,000	4,264,980
Ingersoll-Rand Co. – Class A (b)	300,000	10,722,000
Pall Corporation	291,300	10,545,060
		25,532,040

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.0% – continued
MANAGEMENT CONSULTING SERVICES – 1.2%	Shares	Value
ABB Limited – ADR (b)	385,000	$7,353,500
MEDIA – 1.6%
The Walt Disney Company	300,000	9,675,000
MULTILINE RETAIL – 1.8%
Macy’s, Inc.	663,000	11,111,880
OFFICE ELECTRONICS – 2.3%
Xerox Corporation	1,680,000	14,212,800
OIL & GAS – 0.7%
Exxon Mobil Corporation	61,900	4,220,961
RESTAURANTS – 3.3%
Brinker International, Inc.	223,000	3,327,160
Burger King Holdings Inc.	546,900	10,292,658
McDonald’s Corporation	107,000	6,681,080
		20,300,898
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 4.4%
Intel Corporation	981,000	20,012,400
Novellus Systems, Inc. (a)	315,000	7,352,100
		27,364,500
SOFTWARE – 3.1%
Microsoft Corporation	505,000	15,397,450
Teradata Corporation (a)	110,000	3,457,300
		18,854,750
SPECIALTY RETAIL – 10.2%
Bed Bath & Beyond, Inc. (a)	146,000	5,639,980
Collective Brands, Inc. (a)	289,000	6,580,530
The Gap, Inc.	281,000	5,886,950
The Home Depot, Inc.	376,000	10,877,680
Lowe’s Companies, Inc.	390,000	9,122,100
PetSmart, Inc.	318,000	8,487,420
RadioShack Corporation	590,000	11,505,000

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.0% – continued
SPECIALTY RETAIL – 10.2% – continued	Shares	Value
The TJX Companies, Inc.	140,000	$5,117,000
		63,216,660
TOTAL COMMON STOCKS (Cost $521,463,441)		587,396,806

SHORT-TERM INVESTMENT – 6.2%
MONEY MARKET MUTUAL FUND – 6.2%
First American Prime Obligations Fund – Class I, 0.00% (c)	37,966,428	37,966,428

TOTAL SHORT-TERM INVESTMENT (Cost $37,966,428)		37,966,428

TOTAL INVESTMENTS – 101.2%
(Cost $559,429,869)		625,363,234
LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(7,182,528)
TOTAL NET ASSETS – 100.0%		$618,180,706

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2009 (Unaudited)

Assets:
Investments, at value
(cost $559,429,869)	$625,363,234
Receivable for securities sold	1,098,992
Receivable for capital shares sold	97,333
Dividends and interest receivable	608,960
Other assets	63,471
Total Assets	$627,231,990

Liabilities:
Payable for securities purchased	3,996,908
Payable for capital shares redeemed	2,907,739
Distribution expense payable	1,260,297
Payable to Investment Manager (See Note 5)	526,495
Payable to Trustees	38,250
Accrued expenses and other liabilities	321,595
Total Liabilities	9,051,284
Net Assets	$618,180,706

Net Assets Consist of:
Capital stock	$905,493,554
Accumulated net realized loss on investments sold	(353,246,213)
Net unrealized appreciation on investments	65,933,365
Total Net Assets	$618,180,706

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$553,663,864
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	51,182,489
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$10.82

ADVISER CLASS:
Net Assets	$64,516,842
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	5,363,483
Net asset value, offering and redemption price per share	$12.03

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Dividend income (net of foreign taxes withheld of $4,280)	$5,003,755
Interest income	3,048
Total investment income	5,006,803

Expenses:
Investment management fee (See Note 5)	3,020,586
Distribution expense – Class C (See Note 6)	2,698,593
Distribution expense – Adviser Class (See Note 6)	80,498
Shareholder servicing and accounting costs	448,835
Administration fee	196,417
Professional fees	132,954
Trustees’ fees and expenses	72,759
Reports to shareholders	48,767
Federal and state registration	35,236
Custody fees	26,876
Other	41,552
Total expenses	6,803,073
Net investment loss	(1,796,270)

Realized and Unrealized Gain on Investments:
Realized gain on investments	34,141,649
Change in unrealized appreciation/depreciation on investments	101,004,498
Net realized and unrealized gain on investments	135,146,147
Net Increase in Net Assets Resulting from Operations	$133,349,877

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment loss	$(1,796,270)	$(1,993,081)
Net realized gain (loss) on:
Investments of unaffiliated issuers	34,141,649	(368,619,886)
Investments of affiliated issuers	—	(9,714,440)
Change in unrealized appreciation/depreciation on investments	101,004,498	130,960,881
Net increase (decrease) in net assets resulting from operations	133,349,877	(249,366,526)

Distributions to Class C Shareholders
from Net Realized Gains	—	(2,008,776)

Distributions to Adviser Class Shareholders
from Net Realized Gains	—	(226,231)

Net decrease in net assets from
Fund share transactions (Note 7)	(53,255,650)	(224,809,070)

Total Increase (Decrease) in Net Assets	80,094,227	(476,410,603)

Net Assets:
Beginning of period	$538,086,479	1,014,497,082
End of period*	618,180,706	$538,086,479
* Including undistributed net investment income of:	$—	$122,092

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value –
Beginning of Period	$8.63		$11.57	$19.05	$16.37	$17.54	$17.40
Investment Operations:
Net investment loss (1)	(0.03)		(0.04)	(0.10)	(0.13)	(0.12)	(0.18)
Net realized and unrealized
gain (loss) on investments	2.22		(2.86)	(4.55)	4.18	0.94	0.60
Total from
investment operations	2.19		(2.90)	(4.65)	4.05	0.82	0.42
Distributions from net
realized gain on investments	—		(0.04)	(2.83)	(1.37)	(1.99)	(0.28)
Net Asset Value –
End of Period	$10.82		$8.63	$11.57	$19.05	$16.37	$17.54

Total Return‡	25.38	%*	(25.10)%	(27.63)%	25.53%	4.59%	2.43%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	2.33	%**	2.33%	2.23%	2.19%	2.19%	2.17%
Net investment loss	(0.67	)%**	(0.41)%	(0.67)%	(0.73)%	(0.69)%	(1.03)%
Portfolio turnover rate (3)	22.49%		103.79%	98.00%	79.57%	59.44%	68.46%
Net assets at end of
period (000 omitted)	$553,664		$478,527	$860,438	$1,508,138	$1,355,960	$1,473,175

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the period ended June 30, 2005 was 0.00%.  There were no dividends on short positions for the other periods reported above.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value –
Beginning of Period	$9.56		$12.72	$20.49	$17.39	$18.38	$18.09
Investment Operations:
Net investment income (loss) (1)	0.00		0.03	0.01	0.00	0.01	(0.05)
Net realized and unrealized
gain (loss) on investments	2.47		(3.15)	(4.95)	4.47	0.99	0.62
Total from
investment operations	2.47		(3.12)	(4.94)	4.47	1.00	0.57
Distributions from net
realized gain on investments	—		(0.04)	(2.83)	(1.37)	(1.99)	(0.28)
Net Asset Value –
End of Period	$12.03		$9.56	$12.72	$20.49	$17.39	$18.38

Total Return	25.84	%*	(24.56)%	(27.06)%	26.48%	5.40%	3.18%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	1.58	%**	1.58%	1.48%	1.44%	1.44%	1.42%
Net investment income (loss)	0.08	%**	0.34%	0.08%	0.02%	0.06%	(0.28)%
Portfolio turnover rate (3)	22.49%		103.79%	98.00%	79.57%	59.44%	68.46%
Net assets at end of
period (000 omitted)	$64,517		$59,559	$154,059	$304,952	$280,596	$413,800

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the period ended June 30, 2005 was 0.00%.  There were no dividends on short positions for the other periods reported above.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

28	Letter to Shareholders

35	Expense Example

37	Schedule of Investments

40	Statement of Assets and Liabilities

42	Statement of Operations

43	Statements of Changes in Net Assets

44	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND
Letter to Shareholders

ACTIVISM MOVES TO CENTER STAGE

DEAR FELLOW SHAREHOLDERS:

Calendar year 2009 ended a very difficult decade with quite a bang as equity markets rebounded significantly in the aftermath of the world’s worst financial crisis since the Great Depression.  It is hard to believe that little more than one year ago the financial system teetered on the brink of collapse and fears of a severe and prolonged recession triggered steep market declines well into the first quarter of 2009.  Against this backdrop, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund performed extremely well, significantly outperforming both indices, with a return of 48.51% for the calendar year and an increase of 118% from the March 9, 2009 market low through December 31, 2009.  For the calendar year, the S&P 500® Index and the Russell 2500® Index posted returns of 26.46% and 34.39%, respectively, with the S&P 500 Index and Russell 2500 Index indices appreciating 68% and 89% respectively from their March 9, 2009 market lows.  For the six-month reporting period ended December 31, 2009, load-waived Class A shares of the Fund had a return of 26.69% compared to 22.59% for the S&P 500® Index and 26.16% for the Russell 2500® Index over the same time period.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 12/31/09 for the since inception date of 11/01/06, three-year period and one-year period assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was -4.91%, -6.26% and 40.38%, respectively.  Per the Fund’s 10/31/09 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.61% and the net expense ratio was 1.61% after contractual expense waiver and/or reimbursement.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value.  Olstein Capital Management, L.P. – Distributor Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

MARKET OUTLOOK

With the clarity of hindsight, most economists agree that the recession in the U.S. and global economy that began in December 2007 ended in June 2009.  While equity markets have rebounded sharply in 2009, economic recovery is expected to progress slowly throughout 2010.  Although government stimulus sowed the seeds of the economic upturn, many economists now expect the private sector to take charge of a more sustainable recovery built on job creation.  As the effects of government stimulus and inventory rebuilding ebb, the difference between a robust or weak economic recovery rests on the private sector’s ability to create jobs and increase wages, thus stimulating greater consumption – a significant driver of U.S. GDP.

We expect equity markets will remain unsettled during the first half of 2010, with potential for increased volatility in reaction to mixed economic news, but will settle down as investors focus on corporate profits and company valuations.  In this regard, the market outlook is far brighter than most people expected during the depths of the recession.  Corporate profits have consistently exceeded analyst expectations since the market low of March 9, 2009 and we expect continued improvement in corporate profit performance, barring any unexpected geopolitical event, to result in higher equity valuations as the year progresses.

We continue to believe that the best investment approach for the nascent economic recovery is to buy companies that have the ability to generate free cash flow, have little or no debt and/or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.  Due to aggressive cost cutting and productivity increases, we expect further improvement in the overall economy to translate into earnings and profit growth for those companies that practiced sound fiscal discipline during the recession.  We expect the market should recognize companies with strong fundamentals, stable cash flow and above-average operating returns as the economic recovery continues to unfold throughout 2010.

PORTFOLIO AND PERFORMANCE REVIEW

For the year ended December 31, 2009, several factors contributed to the Fund’s significant outperformance of its primary benchmark including, overweight allocations to the Consumer Discretionary and Consumer Staples sectors combined with underweight allocations to the Financials and Energy sectors.  Stock selection within the Consumer Staples sector was the biggest positive contributor to outperformance, while stock selection within the Health Care and Consumer Discretionary sectors also contributed to the Fund’s outperformance during the one year period.  Conversely, the Fund’s underweight

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

position within the Materials sector detracted from our performance for the one year period ended December 31, 2009.

For the six-month reporting period ending December 31, 2009, the Fund’s overweight position in the Consumer Discretionary and Consumer Staples sectors contributed to the Fund’s outperformance. Conversely, the Fund’s overweight position in the Health Care sector and its stock selection within the Industrials Sector detracted from the Fund’s performance during the six month reporting period ended December 31, 2009.

Notable gainers in the Fund’s portfolio during the reporting period, include: specialty footwear retailer, DSW Inc.; restaurant company, Brinker International; specialty athletic footwear retailer, Finish Line Inc.; women’s apparel specialty retailer, Dress Barn; and Teradyne, Inc., a provider of automatic test equipment products and services.  At the end of the reporting period on December 31, 2009, the Fund maintained a position in each of the top performing holdings previously mentioned with the exception of DSW, Inc., which had appreciated significantly beyond the Fund’s valuation of the company. The biggest detractors from performance during the six-month reporting period include: Denny’s Corp., a restaurant company; Flanders Corp., a manufacturer and distributor of air filters; Jack in the Box, Inc., one of the country’s largest chain restaurants; NCR Corporation, a business technology and services company; and Boston Scientific, a manufacturer and distributor of medical devices.  During the course of the reporting period, the Fund liquidated its holdings in Denny’s Corporation due to its eroding valuation and the availability of investment opportunities that, in our opinion, offered a more favorable risk-reward profile.  At the end of the reporting period, the Fund maintained and continued to monitor its positions in Flanders, Jack in the Box and NCR Corporation.  Boston Scientific was liquidated subsequent to the end of the reporting period.

At December 31, 2009, the Fund’s portfolio consisted of 41 holdings with an average weighted market capitalization of $2.87 billion.  Throughout the six-month reporting period ended December 31, 2009, we continued to modify the Fund’s portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time capitalizing on that volatility to take advantage of what we believe are compelling buying opportunities in well-run, well-capitalized companies selling at material discounts to our determination of their intrinsic value.  During the reporting period, the Fund initiated positions in five companies and strategically added to positions in six companies.  Over the same time period, the Fund eliminated its holdings in seven companies and strategically decreased its holdings in another eleven companies.  We eliminated or significantly reduced positions in companies in which changing conditions or new information result-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

ed in additional risk and/or reduced appreciation potential.  We also eliminated or reduced positions in companies that reached our valuation levels and redeployed the proceeds from such sales into opportunities that we believe offer a more favorable risk-reward profile.

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2009, the Fund was invested in ten activist holdings, which represented approximately 24% of the Fund’s equity investments and two of its top ten holdings.  The Fund’s activist holdings include: a cosmetics company, a restaurant company, two specialty retailers, a communications equipment firm, an information technology services business, a consumer electronics company, a computer peripherals company, a funeral services business, and a money management firm. Each of these companies fits our definition of an activist investment where Olstein or an outside investor, in most cases a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

As we had reported in a previous letter to shareholders, on August 11, 2009, an outside activist investor, Sandler Capital Management, filed a Schedule 13D in Bare Escentuals, one of the Fund’s top fifteen holdings at the time, with the stated intent of “engaging the Company’s board and management in an active dialogue to offer suggestions that [Sandler Capital Management] believe[s] will enhance the value of the Company’s Common Stock.”  In its Schedule 13D filing, Sandler Capital outlined the options it believed that Bare Escentuals’ should pursue in order to increase shareholder value, including: “exploring strategic alternatives and sale of the Company.”  On January 14, 2010 (shortly after the close of the reporting period), Japanese cosmetics company, Shiseido announced an offer to acquire all outstanding shares of Bare Escentuals’ common stock for $18.20 per share.  The tender offer price represented a 41% premium to Bare Escentuals’ average closing stock price over the three-month period ended January 13, 2010.  The Fund sold its position in Bare Escentuals as the company’s stock price increased significantly following announcement of the transaction.

OUTLOOK FOR ACTIVIST INVESTING IN 2010

As economic recovery unfolds in 2010, we expect that equity markets will provide ample opportunities to identify suitable activist situations for the Fund’s portfolio for two primary reasons:  a return to more “normal” operating conditions should highlight which companies coming out of the recession need to improve their operating results; and louder calls for stronger corporate governance from investors and regulatory bodies alike are likely to increase management responsiveness to shareholders.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

In addition, as the economy improves and markets begin to focus on company fundamentals and profits, we expect to see greater emphasis on the value enhancement strategies we favor as an activist investor for those companies that lag their competitors and peers.  We believe that in 2010, as the dark clouds of recession fade into memory, more companies should be receptive to adopting strategic alternatives in order to undertake much-needed turnarounds in order to improve their operating results.

In addition to the pressures of an improving economic climate on management’s duty to improve the company’s performance, the political climate increasingly favors shareholders’ rights and is insisting on stronger corporate governance.  The severity of the recent recession has eroded confidence in corporate boards and managements to the point where the SEC has proposed regulations to allow certain shareholders to nominate director candidates and the SEC and Congress are considering several “Say on Pay” initiatives whereby shareholders would approve elements of executive compensation.  Without regard to the eventual outcome of these or any related “Say on Pay” proposals, the message is quite clear: shareholders have less tolerance for underperforming management teams and are willing to support activist efforts they believe will improve performance and a company’s stock price.

Throughout 2010 we will actively seek additional investments for the Fund’s portfolio that fit our approach to activist investing.  The criteria for our activist investments include companies whose stock prices are significantly below our determination of private market value; companies that may be overcapitalized; companies with strong brands or franchises but suffering the effects of bad strategic decisions; as well as companies with non-core, underutilized, underperforming or non-productive assets. Even though a potential activist investment may be characterized by one of these attributes, we also look for specific financial characteristics that, from our past experience, strongly favor pursuit of an activist agenda.  These financial characteristics include:

•	High cash balances

•	Reliable and steady cash flow combined with low returns on invested capital

•	Questionable merger & acquisition activity

•	Unrelated businesses or divisions which may have more value as stand alone entities

•	Extremely low valuation multiples

•	Consistent earnings underperformance

As recession recedes and economic recovery unfolds, we expect equity markets to heighten their focus on company fundamentals and operating performance.  Since time has taught us that patience provides generous opportunities for the diligent investor, we intend to stay the course, invested in com-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

panies that, in our opinion, have the financial strength to ride out any remnants of the downturn while offering favorable long-term business prospects.

We value your trust and remind you that we invest our money alongside yours.  We continue to work diligently to achieve the Fund’s investment objectives and wish you a happy, healthy and prosperous 2010.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Olstein Funds will achieve their investment objective.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

available for purchase.  The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

For a complete listing of the Olstein Strategic Opportunities Fund’s portfolio holdings, please see the Schedule of Investments starting on page 37.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

Not FDIC insured / Not bank-guaranteed / May lose value.  Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 – December 31, 2009.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/09	12/31/09	7/1/09 – 12/31/2009
Actual
Class A	$1,000.00	$1,266.90	$ 9.14
Class C	$1,000.00	$1,262.90	$13.40
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$ 8.13
Class C	$1,000.00	$1,013.36	$11.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2009

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2009 (Unaudited)

COMMON STOCKS – 97.7%
BIOTECHNOLOGY – 3.5%	Shares	Value
Charles River Laboratories International, Inc. (a)	8,000	$269,520
Life Technologies Corporation (a)	4,000	208,920
		478,440
BUSINESS SERVICES – 4.9%
Barrett Business Services, Inc.	26,000	319,540
Hewitt Associates, Inc. – Class A (a)	8,500	359,210
		678,750
CAPITAL MARKETS – 5.5%
Janus Capital Group Inc.	20,000	269,000
Legg Mason, Inc.	16,000	482,560
		751,560
COMMERCIAL SERVICES & SUPPLIES – 3.9%
Brady Corporation – Class A	9,000	270,090
Cintas	10,000	260,500
		530,590
COMMUNICATIONS EQUIPMENT – 2.5%
CommScope, Inc. (a)	13,000	344,890
COMPUTERS & PERIPHERALS – 3.6%
NCR Corporation (a)	44,000	489,720
CONSTRUCTION & ENGINEERING – 1.7%
Quanta Services, Inc. (a)	11,000	229,240
CONSUMER SERVICES – 1.8%
Hillenbrand, Inc.	13,000	244,920
DIVERSIFIED FINANCIAL SERVICES – 3.9%
AllianceBernstein Holding LP	19,000	533,900
ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.7%
Rofin-Sinar Technologies, Inc. (a)	10,000	236,100

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.7% – continued
FOOD & STAPLES RETAILING – 2.0%	Shares	Value
Nash Finch Company	7,500	$278,175
HEALTH CARE EQUIPMENT & SUPPLIES – 8.6%
Boston Scientific Corporation (a)	45,000	405,000
CONMED Corporation (a)	10,000	228,000
DENTSPLY International Inc.	6,000	211,020
Medical Action Industries, Inc. (a)	21,000	337,260
		1,181,280
HOUSEHOLD DURABLES – 3.6%
Harman International Industries, Incorporated	7,000	246,960
Snap-on, Incorporated	6,000	253,560
		500,520
INDUSTRIAL CONGLOMERATES – 4.7%
Teleflex Incorporated	12,000	646,680
INSURANCE – 2.3%
W. R. Berkley Corporation	13,000	320,320
MACHINERY – 8.4%
Columbus McKinnon Corporation (a)	20,000	273,200
Flanders Corporation (a)	54,000	240,840
The Middleby Corporation (a)	7,000	343,140
Pall Corporation	8,000	289,600
		1,146,780
MULTILINE RETAIL – 3.8%
Macy’s, Inc.	31,000	519,560
OFFICE ELECTRONICS – 5.8%
Xerox Corporation	62,000	524,520
Zebra Technologies Corporation – Class A (a)	9,500	269,420
		793,940
PERSONAL PRODUCTS – 2.0%
Bare Escentuals, Inc. (a)	23,000	281,290

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.7% – continued
RESTAURANTS – 10.9%	Shares	Value
Brinker International, Inc.	15,000	$223,800
Burger King Holdings Inc.	21,000	395,220
The Cheesecake Factory Incorporated (a)	13,000	280,670
Cracker Barrel Old Country Store Inc.	7,000	265,930
Jack in the Box Inc. (a)	17,000	334,390
		1,500,010
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 3.0%
Teradyne, Inc. (a)	38,000	407,740
SPECIALTY RETAIL – 9.6%
Collective Brands, Inc. (a)	13,000	296,010
The Dress Barn, Inc. (a)	10,000	231,000
The Finish Line, Inc. – Class A	29,000	363,950
RadioShack Corporation	22,000	429,000
		1,319,960
TOTAL COMMON STOCKS (Cost $12,360,506)		13,414,365

SHORT-TERM INVESTMENT – 2.7%
MONEY MARKET MUTUAL FUND – 2.7%
First American Prime Obligations Fund – Class I, 0.00% (b)	367,625	367,625

TOTAL SHORT-TERM INVESTMENT (Cost $367,625)		367,625

TOTAL INVESTMENTS – 100.4%
(Cost $12,728,131)		13,781,990
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(56,817)
TOTAL NET ASSETS – 100.0%		$13,725,173

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2009 (Unaudited)

Assets:
Investments, at value (cost $12,728,131)	$13,781,990
Receivable for securities sold	150,465
Receivable for capital shares sold	9,339
Dividends and interest receivable	5,635
Other assets	19,422
Total Assets	13,966,851

Liabilities:
Payable for securities purchased	181,653
Payable for capital shares redeemed	7,085
Distribution expense payable	16,592
Payable to Investment Manager (See Note 5)	2,495
Payable to Trustees	803
Accrued expenses and other liabilities	33,050
Total Liabilities	241,678
Net Assets	$13,725,173

Net Assets Consist of:
Capital stock	$17,509,745
Accumulated net realized loss on investments sold	(4,838,431)
Net unrealized appreciation on investments	1,053,859
Total Net Assets	$13,725,173

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$6,984,382
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	778,833
Net asset value and redemption price per share	$8.97
Maximum offering price per share	$9.49

CLASS C:
Net Assets	$6,740,791
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	766,824
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$8.79

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2009
(Unaudited)
Investment Income:
Dividend income	$65,632
Interest income	39
Total investment income	65,671

Expenses:
Investment management fee (See Note 5)	63,653
Distribution expense – Class A (See Note 6)	7,815
Distribution expense – Class C (See Note 6)	32,392
Shareholder servicing and accounting costs	28,232
Federal and state registration	15,939
Professional fees	13,994
Administration fee	10,120
Custody fees	3,706
Trustees’ fees and expenses	1,535
Reports to shareholders	970
Other	708
Total expenses	179,064
Expense reimbursement by Adviser (See Note 5)	(52,925)
Net Expenses	126,139
Net investment loss	(60,468)

Realized and Unrealized Gain on Investments:
Realized gain on investments	760,189
Change in unrealized appreciation/depreciation on investments	2,222,376
Net realized and unrealized gain on investments	2,982,565
Net Increase in Net Assets Resulting from Operations	$2,922,097

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2009	Year Ended
	(Unaudited)	June 30, 2009
Operations:
Net investment loss	$(60,468)	$(119,401)
Net realized gain (loss) on investments	760,189	(3,901,684)
Change in unrealized appreciation / depreciation on investments	2,222,376	1,867,063
Net increase (decrease) in net assets resulting from operations	2,922,097	(2,154,022)

Net decrease in net assets from
Fund share transactions (Note 7)	(331,664)	(951,974)

Total Increase (Decrease) in Net Assets	2,590,433	(3,105,996)

Net Assets:
Beginning of period	11,134,740	14,240,736
End of period	$13,725,173	$11,134,740

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		For the	For the	Nov. 1,
	Six Months		Year	Year	2006 (1)
	Ended		Ended	Ended	through
	Dec. 31,		June 30,	June 30,	June 30,
	2009		2009	2008	2007
	(Unaudited)
Net Asset Value – Beginning of Period	$7.08		$8.32	$11.94	$10.00
Investment Operations:
Net investment income (loss) (2)	(0.02)		(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	1.91		(1.19)	(3.49)	1.91
Total from investment operations	1.89		(1.24)	(3.56)	1.94
Distributions from:
Net investment income	—			(0.01)	—
Net realized gain on investments	—		—	(0.05)	—
Total distributions	—		—	(0.06)	—
Net Asset Value – End of Period	$8.97		$7.08	$8.32	$11.94

Total Return‡	26.69	%*	(14.90)%	(29.93)%	19.40	%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.43	%**	2.60%	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60	%**	1.60%	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.40	)%**	(1.69)%	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.57	)%**	(0.69)%	(0.70)%	0.46	%**
Portfolio turnover rate (3)	33.33%		107.54%	100.57%	19.09%
Net assets at end of period (000 omitted)	$6,984		$5,190	$5,943	$8,647

‡	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		For the	For the		Nov. 1,
	Six Months		Year	Year		2006 (1)
	Ended		Ended	Ended		through
	Dec. 31,		June 30,	June 30,		June 30,
	2009		2009	2008		2007
	(Unaudited)
Net Asset Value – Beginning of Period	$6.96		$8.25	$11.92		$10.00
Investment Operations:
Net investment loss (2)	(0.05)		(0.10)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	1.88		(1.19)	(3.48)		1.94
Total from investment operations	1.83		(1.29)	(3.62)		1.92
Distributions from:
Net investment income	—		—	(0.00	)(3)	—
Net realized gain on investments	—		—	(0.05)		—
Total distributions	—		—	(0.05)		—
Net Asset Value – End of Period	$8.79		$6.96	$8.25		$11.92

Total Return‡	26.29	%*	(15.64)%	(30.45)%		19.20	%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	3.18	%**	3.35%	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35	%**	2.35%	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.15	)%**	(2.44)%	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.32	)%**	(1.44)%	(1.45)%		(0.29	)%**
Portfolio turnover rate (4)	33.33%		107.54%	100.57%		19.09%
Net assets at end of period (000 omitted)	$6,741		$5,945	$8,298		$8,021

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than (0.005) per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds may also use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

THE OLSTEIN FUNDS

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$111,466,278	$—	$—	$111,466,278
Consumer Staples	48,541,409	—	—	48,541,409
Energy	4,220,961	—	—	4,220,961
Financials	66,098,657	—	—	66,098,657
Health Care	107,235,113	—	—	107,235,113
Industrials	87,970,514	—	—	87,970,514
Information Technology	143,052,144	—	—	143,052,144
Materials	18,811,730	—	—	18,811,730
Total Equity	587,396,806	—	—	587,396,806
Short-Term Investment	37,966,428	—	—	37,966,428
Total Investments in Securities	$625,363,234	$—	$—	$625,363,234

Strategic Opportunities Fund
Equity
Consumer Discretionary	$3,831,410	$—	$—	$3,831,410
Consumer Staples	559,465	—	—	559,465
Financials	1,605,780	—	—	1,605,780
Health Care	2,306,400	—	—	2,306,400
Industrials	2,479,710	—	—	2,479,710
Information Technology	2,631,600	—	—	2,631,600
Total Equity	13,414,365	—	—	13,414,365
Short-Term Investment	367,625	—	—	367,625
Total Investments in Securities	$13,781,990	$—	$—	$13,781,990

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal

THE OLSTEIN FUNDS

years beginning after November 15, 2008.  The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The standard does not have any impact on the Funds’ financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were available to be issued.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions

THE OLSTEIN FUNDS

are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

Short Sales.  Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the All Cap Value Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.  The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security.  The All Cap Value Fund will realize a gain if the security declines in value between those dates.  All short sales must be fully collateralized.  The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions.  The All Cap Value Fund limits the value of short positions to 25% of its total assets.  At December 31, 2009, the All Cap Value Fund had no short positions outstanding.  The Strategic Fund does not engage in short sales.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$127,462,789	$193,884,213
Strategic Fund	$4,107,280	$4,600,638

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$585,245,800	$12,436,491
Gross unrealized appreciation	$54,877,571	$1,064,973
Gross unrealized depreciation	(98,388,575)	(2,370,823)
Net unrealized depreciation	$(43,511,004)	$(1,305,850)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(378,825,899)	$(5,461,287)
Total accumulated losses	$(422,336,903)	$(6,767,137)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At June 30, 2009, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Expiring in 2017	$165,660,774	$1,361,584

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At June 30, 2009, the Funds deferred, on a tax basis, post-October losses of:

All Cap Value Fund	$213,165,125
Strategic Opportunities Fund	4,099,703

The tax components of dividends paid by the Funds during the periods ended December 31, 2009 and June 30, 2009 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2009	June 30, 2009
Ordinary Income	$—	$—
Long-Term Capital Gains	$—	$2,235,007

Strategic Fund
Ordinary Income	$—	$—
Long-Term Capital Gains	$—	$—

THE OLSTEIN FUNDS

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2009.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2009.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  Prior to October 31, 2009, the All Cap Fund’s contractual investment management fee was 1.00% of the Fund’s average daily net assets.  For the six months ended December 31, 2009, the All Cap Value Fund incurred investment management fees of $3,020,586, with $526,495 payable to the Investment Manager as of December 31, 2009.  For the same period, the Strategic Fund incurred management fees of $63,653, with $2,495 net payable to the Investment Manager as of December 31, 2009. The investment manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund

THE OLSTEIN FUNDS

to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2010 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2010	$80,990
2011	97,379
2012	108,501
2013	52,925
Total	$339,795

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the six months ended December 31, 2009, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $2,698,593 for Class C and $80,498 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class

THE OLSTEIN FUNDS

C shares. For the six months ended December 31, 2009, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $7,815 for Class A and $32,392 for Class C shares.

During the six months ended December 31, 2009, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2009, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Six Months Ended		Year Ended
	December 31, 2009		June 30, 2009
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	504,886	$4,433,782	1,283,312	$11,807,345
Shares issued to shareholders in
reinvestment of distributions	—	—	220,852	1,919,204
Shares redeemed	(4,800,677)	(48,076,868)	(20,374,591)	(182,149,934)
Net decrease	(4,295,791)	$(43,643,086)	(18,870,427)	$(168,423,385)

Shares Outstanding:
Beginning of period	55,478,280		74,348,707
End of period	51,182,489		55,478,280

	Six Months Ended		Year Ended
	December 31, 2009		June 30, 2009
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	285,958	$3,122,253	967,986	$9,636,530
Shares issued to shareholders in
reinvestment of distributions	—	—	22,517	216,842
Shares redeemed	(1,155,529)	(12,734,817)	(6,870,234)	(66,239,057)
Net decrease	(869,571)	$(9,612,564)	(5,879,731)	$(56,385,685)

Shares Outstanding:
Beginning of period	6,233,054		12,112,785
End of period	5,363,483		6,233,054
Total Net Decrease		$(53,255,650)		$(224,809,070)

THE OLSTEIN FUNDS

Strategic Opportunities Fund

	Six Months Ended		Year Ended
	December 31, 2009		June 30, 2009
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	80,795	$635,015	161,891	$1,005,956
Shares redeemed	(35,478)	(286,231)	(142,494)	(971,733)
Net increase	45,317	$348,784	19,397	$34,223

Shares Outstanding:
Beginning of period	733,516		714,119
End of period	778,833		733,516

	Six Months Ended		Year Ended
	December 31, 2009		June 30, 2009
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	94,221	$770,673	216,064	$1,385,900
Shares redeemed	(181,319)	(1,451,121)	(367,768)	(2,372,097)
Net decrease	(87,098)	$(680,448)	(151,704)	$(986,197)

Shares Outstanding:
Beginning of period	853,922		1,005,626
End of period	766,824		853,922
Total Net Decrease		$(331,664)		$(951,974)

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the six months ended December 31, 2009, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 9, 2009, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved by the full Board, as well as by the Trustees who are not “interested persons” (as such

THE OLSTEIN FUNDS

term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal.  Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions.  The information specifically requested by the Board in connection with the proposed renewal included special reports prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The independent Trustees discussed their responsibilities in connection with the proposed renewal of the investment management agreements for the All Cap and Strategic Funds with their independent legal counsel in executive session.  The independent Trustees considered the following factors:  (1) the nature and quality of the services provided by the Adviser; (2) a comparison of each Fund’s performance versus its respective benchmark indices and comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the business to the Adviser; (5) economies of scale in relation to the fee schedule; and (6) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Fund as a result of the relationship.

Based on an analysis of fund expenses and asset levels, the Adviser proposed a fee breakpoint schedule for the All Cap Fund that was intended to pass economies of scale to investors.  The schedule provides for the following fee breakpoints for the All Cap Fund based on average daily net assets: 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for $3 billion and above.

THE OLSTEIN FUNDS

In reviewing the nature and quality of services provided by the Adviser, the independent Trustees recognized that the Olstein investment philosophy and its proprietary “private equity market valuation” techniques and proprietary assessment of “quality of earnings” were unique and would be difficult to replace.  The independent Trustees acknowledged that the Adviser was currently devoting all of its personnel time to managing the Funds and that the portfolio management team was personally committed to the Funds through their significant personal investment in the Funds.  The independent Trustees were satisfied with the level of information about the Funds and the Adviser that they received throughout the year and in response to their request for information in connection with their consideration of the agreement renewal.  In addition to the investment management services provided by the Adviser, the Adviser interacted with legal counsel and the Trustees; prepared Board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in distribution.  The independent Trustees were satisfied with such services and believed that the Adviser’s compliance and regulatory services have been exemplary.

The fund peer group performance comparison data through June 30, 2009 for the All Cap Fund showed that its performance was in the second quartile of actively managed equity funds in the one-year and ten-year categories but in the bottom quartile in the three-year and five-year categories.  The independent Trustees acknowledged that the underperformance for the three-year and five-year categories was due to an eighteen month period of underperformance but were pleased with the All Cap Fund’s performance since the March 2009 stock market lows.  The independent Trustees also reviewed the performance of the All Cap Fund through the fiscal year ended June 30, 2009 compared to the S&P 500® Index and the Russell 3000® Index.  The Fund’s one-year, ten-year and “since inception” performance had outperformed both indices, but its three-year and five-year performance had underperformed both indices.  The independent Trustees acknowledged the main reasons for the periods of underperformance in the unusual market environment, and observed that the inherently contrarian nature of a value approach frequently involved periods of underperformance that could sometimes be lengthy due to the value investor’s anticipated investment horizon.  The Trustees remained impressed with the Adviser’s dedication to its investment management style and practice and to the Fund and its shareholders.

THE OLSTEIN FUNDS

The fund peer group performance comparison data through June 30, 2009 for the Strategic Fund showed that its performance was in the top quartile in the one-year category (the only time period comparison as the Fund had been in existence for less than three years).  The Fund’s performance through the fiscal year ended June 30, 2009 compared to the S&P 500® Index and Russell 2500® Index showed that the Fund significantly outperformed both indices for the one-year time period and had comparable performance to both indices since its inception.  The independent Trustees were satisfied with the performance of this Fund.

The independent Trustees reviewed a comparison of expenses and investment advisory fees which showed that the All Cap Fund’s total expense ratios were in the highest quartile of its category and the Fund’s 1.00% advisory fee was also in the highest quartile.  The independent Trustees were pleased with the Adviser’s proposal to offer fee breakpoints for the All Cap Fund to help make the Fund more competitive on fees as the Fund grows and to pass on expected future economies of scale.  The independent Trustees acknowledged that the expense ratios and advisory fees were high (and, in the case of the expense ratio, had trended higher in recent years due to declining assets), but noted that the Fund’s Adviser Class was closer to the average expense ratio due to its lower 12b-1 fee and was more comparative to other funds without Class C shares.

The comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios were in the highest quartile and the second highest quartile, respectively, of its category and the Fund’s 1.00% advisory fee was also in the highest quartile.  However, the Adviser’s agreement to limit expenses and waive fees through October 28, 2010 made the expense ratio competitive.

The independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last five years.  The independent Trustees considered that the Adviser makes significant payments out of its own resources for shareholder servicing and other revenue sharing payments and stated that such payments were not contemplated when the advisory fee was originally established.  The independent Trustees expressed confidence in the Adviser’s financial stability.

THE OLSTEIN FUNDS

The independent Trustees concluded that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent long-term performance warranted a premium fee, and as a result, the independent Trustees considered the fees and expenses of both Funds to be reasonable.

The independent Trustees also considered the fall out or ancillary benefits to the Adviser, including: the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as an ancillary benefit to best execution trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, (with no single factor identified as being determinative and with each Trustee not necessarily attributing the same weight to each factor), after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and each Fund’s current and reasonably anticipated asset levels and that the Management Agreements for both Funds should be approved and continued.

THE OLSTEIN FUNDS

PRIVACY AND
HOUSEHOLDING POLICIES

PRIVACY POLICY

The Olstein Funds recognize and respect your privacy expectations.  We are providing a copy of our privacy policy to you as notice of the type of information we may collect about you in the normal course of business, or otherwise, and the circumstances in which that information may be disclosed to others.

We generally collect the following non-public personal information about you:

•
Information included in or on your account application, other forms, correspondence or conversations, including, but not limited to, your name, address, telephone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  We may share information with those companies essential for us to provide shareholders with necessary or useful services with respect to their accounts.  For example, we are permitted by law to disclose the information we collect, as described above, to our transfer agent in order to process your transactions.

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THE OLSTEIN FUNDS

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

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The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date   3/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date   3/3/10

By (Signature and Title)  /s/ Michael Luper
Michael Luper, Treasurer

Date   3/3/10